SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 AMENDMENT 1 TO

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   March 31, 1994
                                                   --------------


                               GLEN BURNIE BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Maryland                      33-62278                52-1782444
-------------------------------   ---------------------   ----------------------
(State or other jurisdiction of   (Commission File No.)      (I.R.S. Employer
 incorporation or organization)                           Identification Number)


101 Crain Highway, S.E., Glen Burnie, MD                           21061
----------------------------------------                         --------
(Address of principal executive offices)                         Zip Code

Registrant's telephone number, including area code  410-766-3300
                                                    ------------

Item 7.  Financial Statements and Exhibits.

         The purpose of this Amendment 1 is to file electronically confirmation copies of the following exhibits to the registrant's Form 8-K Current Report filed with the Securities and Exchange Commission on February 20, 1997:

         16    Letter dated February 14, 1997 from Rowles & Company regarding change in certified public accountant.

         20    Letter to Security Holders dated February 11, 1997.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GLEN BURNIE BANCORP
                                      -------------------
                                          Registrant

Dated:  2/25/97                          John E. Porter
                                      -------------------
                                           Signature

                                      Name :  John E. Porter
                                              --------------
                                      Title:  Treasurer
                                              --------------